UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 27, 2015

DILIGENT BOARD MEMBER SERVICES, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State or other jurisdiction of	(Commission file no.)	(IRS employer identification no.)
incorporation)

1385 Broadway, 19th Floor

New York, NY 10018

(Address of principal executive offices)

(212) 741-8181

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 27, 2015, Diligent Board Member Services, Inc. (the “Company”) issued an announcement and report of its preliminary full year 2014 results pursuant to the rules of the New Zealand Stock Exchange.  A copy of the report is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additionally, the Company issued a press release on February 27, 2015, disclosing its financial results for the quarter and full year ended December 31, 2014, and discussing its business outlook for 2015.  A copy of the Company’s press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit
No.	Description

99.1	Preliminary Full Year Announcement, dated February 27, 2015

99.2	Press Release, dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2015	DILIGENT BOARD MEMBER SERVICES, INC.

	By:	/s/ Alessandro Sodi
Alessandro Sodi
Chief Executive Officer